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Exhibit 10.11

                                   FORM OF GUARANTY

          THIS GUARANTY ("Guaranty") is made as of ____________, ____, by ____________________, a _____________________ ("Guarantor"), in favor of WELLS
FARGO BANK, NATIONAL ASSOCIATION ("Agent"), as agent for itself and the other "Lenders" referred to in the Credit Agreement (defined in Recital A below). Capitalized terms used in this Guaranty and not otherwise defined shall have the meanings set forth for such terms in the Credit Agreement.


                                   R E C I T A L S
                                   ---------------

          A. Pursuant to the terms of that certain Revolving Credit Agreement dated as of December 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Price Enterprises, Inc., a Maryland corporation ("Borrower"), the Lenders named therein, and Agent, Lenders have agreed to loan to Borrower the principal sum of FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000.00) ("Loan") for the purposes specified in the Credit Agreement.

          B. The Credit Agreement provides that the Loan shall be evidenced by those certain Notes executed by Borrower payable to the order of Lenders. The term "Loan Documents" for purposes of this Guaranty shall mean the Credit Agreement, the Notes and those other documents described in the Credit Agreement as Loan Documents.

          THEREFORE, to induce Lenders to enter into the Credit Agreement and to make the Loan, and in consideration thereof, Guarantor unconditionally guarantees and agrees as follows:

          1. GUARANTY. Guarantor hereby guarantees and promises to pay to Lenders or order, on demand, in lawful money of the United States, in immediately available funds, the principal sum of FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000.00) or so much thereof as may be due and owing under the Notes or any of the other Loan Documents together with interest and any other sums payable under the Notes or any of the other Loan Documents.

          2. REMEDIES. If Guarantor fails to promptly perform its obligations under this Guaranty, Lenders may from time to time, and without first requiring performance by Borrower, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost,

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damage, injury and expense sustained or incurred by Lenders as a direct or indirect consequence of the failure of Guarantor to perform its obligations hereunder, together with interest thereon at the rate of interest applicable to the principal balance of the Notes.

          3. RIGHTS OF LENDERS. Guarantor authorizes Lenders, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor, from time to time to: (a) renew or extend all or any portion of Borrower's obligations under the Notes or any of the other Loan Documents; (b) declare all sums owing to Lenders under the Notes and the other Loan Documents due and payable upon the occurrence of an Event of Default (as defined in the Credit Agreement) under the Loan Documents; (c) make non-material changes in the dates specified for payments of any sums payable in periodic installments under the Notes or any of the other Loan Documents; (d) otherwise modify the terms of any of the Loan Documents, except for (i) increases in the principal amount of the Notes or changes in the manner by which interest rates, fees or charges are calculated under the Notes and the other Loan Documents (Guarantor acknowledges that if the Notes or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the Maturity Date of the Notes where no Event of Default has occurred under the Loan Documents;
(e) take and hold security for the performance of Borrower's obligations under the Notes or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lenders in their discretion may determine; (g) release, substitute or add any one or more endorsers of the Notes or guarantors of Borrower's obligations under the Notes or the other Loan Documents; (h) apply payments received by Lenders from Borrower to any obligations of Borrower to Lenders, in such order as Lenders shall determine in their sole discretion, whether or not any such obligations are covered by this Guaranty; and (i) assign this Guaranty in whole or in part.

          4. GUARANTOR'S WAIVERS. Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Notes or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lenders or intended or understood by Lenders or Guarantor;

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(d) any defense of Guarantor based upon Lenders' election of any remedy against Guarantor or Borrower or both; (e) any defense based upon Lenders' failure to disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Notes or any of the other Loan Documents;
(f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lenders' election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lenders may have against Borrower and any right to participate in, or benefit from, any security for the Notes or the other Loan Documents now or hereafter held by Lenders; (j) presentment, demand, protest and notice of any kind; and
(k) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. Guarantor agrees that the payment of all sums payable under the Notes or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Notes or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433,
or any of such sections.

          5. GUARANTOR'S WARRANTIES. Guarantor warrants and acknowledges that: (a) Lenders would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty and this Guaranty shall be in full force and effect and binding on Guarantor regardless of whether Lenders obtain other collateral or any guaranties from others or takes any other action contemplated by Guarantor; (c) Guarantor has established adequate means of obtaining from sources other than Lenders, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and the status of Borrower's performance of obligations imposed by the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lenders have made no representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lenders are true and correct in all respects, have been prepared in accordance with generally accepted accounting

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principles consistently applied (or other principles acceptable to Lenders)
and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; and (e) Guarantor has not and will not, without the prior written consent of Lenders (such consent not to be unreasonably withheld), sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein, other than in the ordinary course of Guarantor's business.

          6. SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lenders under the Notes and the other Loan Documents. Guarantor assigns all such indebtedness to Lenders as security for this Guaranty, the Notes and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Notes and the other Loan Documents have been fully discharged. Guarantor further agrees not to assign all or any part of such indebtedness unless Lenders are given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Requisite Lenders so request, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Agent for the benefit of Lenders, (b) all security for such indebtedness shall be duly assigned and delivered to Agent for the benefit of Lenders, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lenders and shall be paid over to Agent for the benefit of Lenders on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as Requisite Lenders deem necessary or appropriate to perfect, preserve and enforce Lenders' rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Agent for the benefit of Lenders, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

          7. BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lenders all rights of Guarantor thereunder. If Guarantor does not file any such claim, Agent for the benefit of Lenders, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lenders' discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lenders'


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nominee.  The foregoing power of attorney is coupled with an interest and cannot be revoked. Lenders or their nominee shall have the right, in their or its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Agent for the benefit of Lenders the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lenders all of Guarantor's rights to any such payments or distributions; PROVIDED, HOWEVER, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lenders receive cash by reason of any such payment or distribution. If Lenders receive anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from any Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, or (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

          8. LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION. Guarantor agrees that each of the Lenders may elect, at any time, to sell, assign, or grant participations in all or any portion of its rights and obligations under the Loan Documents and this Guaranty, subject to the provisions of Section 12.20 of the Credit Agreement. Guarantor further agrees that each Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) any Real Property; (b) any Person connected with the Loan (including, without limitation, the Guarantor and the Borrower,); and/or (c) any lending relationship other than the Loan which such Lender may have with any Person connected with the Loan, provided that such purchaser(s), assignee(s) or participant(s) agree to be bound by Section 5.3 of the Credit Agreement. In the event of any such sale, assignment or participation, Lenders and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Guarantor further agrees that this Guaranty shall be sufficient evidence of the obligations of Guarantor to each purchaser, assignee, or participant, and upon written request by Agent,

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Guarantor shall consent to such amendments or modifications to the Loan
Documents as may be reasonably required in order to evidence any such sale, assignment or participation.

          9. ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This is a Guaranty of payment and not of collection and the obligations hereunder of Guarantor shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Notes and the other Loan Documents. Lenders may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower, any other guarantor or any other Person or joining Borrower, any other guarantor or any other Person as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

          10. ATTORNEYS' FEES; ENFORCEMENT. Subject to Section 12.1 of the Credit Agreement, if any attorney is engaged by Agent or Lenders to enforce or defend any provision of this Guaranty, or any of the other Loan Documents, or as a consequence of any Event of Default under the Loan Documents, with or without the filing of any legal action or proceeding, Guarantor shall pay to Agent and/or Lenders, immediately upon demand all attorneys' fees and costs incurred by Agent and/or Lenders in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Notes as specified therein.

          11. RULES OF CONSTRUCTION. The word "Borrower" as used herein shall include both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Notes and the other Loan Documents. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

          12. CREDIT REPORTS. Each legal entity and individual obligated on this Guaranty hereby authorizes Lenders to order and obtain, from a credit reporting agency of Lenders' choice, a third party credit report on such legal entity and individual.

          13. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of

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California, except to the extent preempted by Federal laws.  Guarantor and all Persons in any manner obligated to Lenders under this Guaranty consent to the jurisdiction of any Federal or State Court within the State of California having proper venue and also consent to service of process by any means authorized by California or Federal law.

          14. MISCELLANEOUS. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor, Agent and Lenders. The liability of all Persons who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

          15. ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lenders' consideration for entering into this transaction, Lenders have specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lenders that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to such Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Agent and/or Lenders, and that Lenders are induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

          16. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS GUARANTY AND, BY ITS ACCEPTANCE HEREOF, LENDERS, HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE

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TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR
HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY AND LENDERS HEREBY AGREE AND CONSENT THAT ANY PARTY TO THIS GUARANTY AND LENDERS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO AND LENDERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          17. YEAR 2000 COVENANT. Guarantor shall ensure that the following are Year 2000 Compliant in a timely manner, but in no event later than December 31, 1999: (a) Guarantor itself and (b) any major commercial properties and entities in which Guarantor holds a controlling interest. Guarantor shall further make reasonable inquiries of and request reasonable validation that each of the following are similarly Year 2000 Compliant: (x) all major tenants or other entities from which Guarantor receives payments; and (y) all major contractors, suppliers, service providers and vendors of Guarantor. As used in this paragraph, "major" shall mean properties or entities the failure of which to be Year 2000 Compliant would have a material adverse economic impact upon Guarantor. The term "Year 2000 Compliant" shall mean, in regard to any property or entity, that all software, hardware, equipment, goods or systems utilized by or material to the physical operations, business operations or financial reporting of such property or entity (collectively, the "systems") will properly perform date sensitive functions before, during and after the year 2000. In furtherance of this covenant, Guarantor shall, in addition to any other necessary actions perform a comprehensive review and assessment of all systems of Guarantor, and shall adopt a detailed plan, with itemized budget, for the testing, remediation, and monitoring of such systems. Guarantor shall, within thirty business days of Agent's written request, provide to Agent such certifications or other evidence of Guarantor's

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compliance with the terms of this Section as Agent may from time to time reasonably require.

          IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.


                              "GUARANTOR"

                              ------------------------------

                              a ----------------------------


                              By
                                 ------------------------------

                                 Its
                                     --------------------------


                              By
                                 ------------------------------

                                 Its
                                     --------------------------


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